UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21905
                                                    -----------

                 First Trust/Aberdeen Emerging Opportunity Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period: June 30, 2013
                                             ---------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                            FIRST TRUST

                            SEMI-ANNUAL
                            REPORT
                            FOR THE SIX MONTHS ENDED
                            JUNE 30, 2013

                            First Trust/
                            Aberdeen
                            Emerging
                            Opportunity
                            Fund (FEO)

                                                               ABERDEEN
                                                           ASSET MANAGEMENT

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2013


Shareholder Letter...........................................................  1

At A Glance..................................................................  2

Portfolio Commentary.........................................................  3

Portfolio of Investments.....................................................  6

Schedule of Forward Foreign Currency Contracts............................... 15

Statement of Assets and Liabilities.......................................... 16

Statement of Operations...................................................... 17

Statements of Changes in Net Assets.......................................... 18

Statement of Cash Flows...................................................... 19

Financial Highlights......................................................... 20

Notes to Financial Statements................................................ 21

Additional Information....................................................... 27


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2013


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust/Aberdeen Emerging Opportunity Fund (the "Fund").

The report you hold contains detailed information about your investment, a portfolio commentary from the Fund's management team that provides a recap of the period, a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust Advisors L.P. ("First Trust").

The six months covered by this report have been more positive for the U.S. markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 13.82% during the period, and many economists and investors have felt positive about the current market environment. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors reach their financial goals.

As you know, First Trust offers a variety of products that we believe could help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2013 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees and
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
"AT A GLANCE"
AS OF JUNE 30, 2013 (UNAUDITED)


-------------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------------
Symbol on New York Stock Exchange                                   FEO
Common Share Price                                               $18.91
Common Share Net Asset Value ("NAV")                             $21.12
Premium (Discount) to NAV                                        (10.46)%
Net Assets Applicable to Common Shares                     $112,545,683
Current Quarterly Distribution per Common Share (1)              $0.350
Current Annualized Distribution per Common Share                 $1.400
Current Distribution Rate on Closing Common Share Price (2)        7.40%
Current Distribution Rate on NAV (2)                               6.63%
-------------------------------------------------------------------------


------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------
            Common Share Price     NAV
6/12           $19.24            $21.52
                19.65             21.64
                19.95             21.69
                20.58             21.89
7/12            20.37             22.03
                20.65             22.26
                20.80             22.40
                21.03             22.20
                21.08             22.23
8/12            21.03             22.12
                21.25             22.57
                21.99             23.11
                21.70             22.68
9/12            22.15             22.67
                21.85             22.83
                21.83             22.75
                22.33             22.91
10/12           21.39             22.83
                21.52             22.88
                21.11             22.79
                20.52             22.55
                21.17             22.91
11/12           21.17             23.08
                21.40             23.44
                22.09             23.69
                22.08             23.41
12/12           22.00             23.55
                23.10             23.87
                23.37             23.88
                23.36             23.97
1/13            23.54             23.93
                23.20             23.95
                23.44             23.88
                23.00             23.86
2/13            22.44             23.78
                22.77             23.69
                22.82             23.90
                22.94             23.77
                21.94             23.02
3/13            22.51             23.28
                22.53             23.26
                22.85             23.53
                22.72             23.33
4/13            22.94             23.49
                22.69             23.85
                22.63             23.93
                22.48             23.81
                21.95             23.44
5/13            21.05             22.74
                20.68             22.31
                20.20             22.05
                18.25             20.64
6/13            18.91             21.12
------------------------------------------------


----------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------
                                                                         Average Annual Total Return
                                                                   ----------------------------------------
                              6 Months Ended     1 Year Ended      5 Years Ended      Inception (8/28/2006)
                                 6/30/2013         6/30/2013         6/30/2013           to 6/30/2013

FUND PERFORMANCE (3)
NAV                               -7.71%             4.65%             8.96%                10.05%
Market Value                     -11.33%             4.80%            10.06%                 7.56%

INDEX PERFORMANCE
Blended Benchmark(4)              -8.33%             2.23%             5.17%                 8.05%
Barclays Capital Global
   Emerging Markets Index         -6.04%             3.91%             8.02%                 7.85%
FTSE All World Emerging
   Market Index                   -9.03%             3.62%             0.15%                 6.11%
----------------------------------------------------------------------------------------------------------------


----------------------------------
                        % OF TOTAL
TOP 10 COUNTRIES(5)    INVESTMENTS
----------------------------------
Brazil                      12.6%
Russia                       9.5
Mexico                       8.1
Turkey                       6.6
India                        6.2
South Africa                 5.8
Hong Kong                    5.6
Hungary                      3.5
Indonesia                    3.3
South Korea                  3.3
----------------------------------
                   Total    64.5%
                            =====


--------------------------------------------------------------------------
                                                                % OF TOTAL
TOP 10 HOLDINGS                                                INVESTMENTS
--------------------------------------------------------------------------
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/17           3.7%
Mexican Bonos Desarr Fixed Rate Bond, 7.50%, 6/3/27                  2.8
RZD Capital Ltd., 8.30%, 4/2/19                                      2.3
Samsung Electronics Co., Ltd., Preference Shares                     2.2
Hungary Government Bond, 6.75%, 11/24/17                             2.1
China Mobile Ltd.                                                    1.9
South Africa Government Bond, 10.50%, 12/21/26                       1.8
Taiwan Semiconductor Manufacturing Co., Ltd.                         1.8
Venezuela Government International Bond, 5.75%, 2/26/16              1.7
Nigeria Government Bond, 15.10%, 4/27/17                             1.6
--------------------------------------------------------------------------
                                      Total                         21.9%
                                                                    =====


-----------------------------------------------------
                                           % OF TOTAL
CREDIT QUALITY(6)                         INVESTMENTS
-----------------------------------------------------
AAA                                             2.1%
AA-                                             1.1
A                                               2.4
A-                                             17.8
BBB+                                           14.9
BBB                                             7.4
BBB-                                           17.3
BB+                                             2.8
BB                                              3.2
BB-                                            13.6
B+                                              6.5
B                                               6.5
B-                                              0.6
NR                                              3.8
-----------------------------------------------------
                                      Total   100.0%
                                              ======


-----------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION                   INVESTMENTS
-----------------------------------------------------
Sovereigns                                     38.0%
Commercial Banks                                9.4
Oil, Gas & Consumable Fuels                     5.5
Semiconductors & Semiconductor Equipment        4.0
Real Estate Management & Development            3.9
Wireless Telecommunication Services             2.6
Railroad                                        2.6
Food & Staples Retailing                        2.5
Beverages                                       2.3
Metals & Mining                                 2.1
Automobiles                                     1.9
Construction Materials                          1.7
Banking                                         1.5
Thrifts & Mortgage Finance                      1.4
Pharmaceuticals                                 1.4
Food & Beverage                                 1.4
Tobacco                                         1.3
Exploration & Production                        1.2
Insurance                                       1.2
Chemicals                                       1.1
Supranationals                                  1.1
Energy Equipment & Services                     1.1
Wireless Telecom Services                       0.9
Specialty Retail                                0.9
Transportation Infrastructure                   0.9
IT Services                                     0.9
Diversified Financial Services                  0.8
Household Products                              0.8
Financial Services                              0.7
Government Development Banks                    0.6
Consumer Finance                                0.6
Industrial Other                                0.6
Multiline Retail                                0.5
Utilities                                       0.5
Wireline Telecom Services                       0.3
Manufactured Goods                              0.3
Pipeline                                        0.3
Automotive                                      0.3
Real Estate                                     0.3
Retail Discretionary                            0.2
Oil & Gas Services                              0.2
Home Improvement                                0.2
-----------------------------------------------------
                                      Total   100.0%
                                              ======


(1) Most recent distribution paid or declared through 6/30/2013. Subject to change in the future.
(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 6/30/2013. Subject to change in the future.
(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(4) Blended benchmark consists of the following: JPMorgan Emerging Market Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets (32.5%); MSCI Global Emerging Markets Index (35.0%).
(5) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the sub-advisor.
(6) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2013


                                  SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                           PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

EQUITY MANAGEMENT TEAM

DEVAN KALOO                                                       FIONA MANNING
Head of Emerging Market Equity for the Aberdeen Group             Investment Manager, GEM Equity Team

JOANNE IRVINE                                                     ANDY BROWN
Head of Global Emerging Market ("GEM") Equity Team ex Asia        Investment Manager, GEM Equity Team

MARK GORDON-JAMES                                                 PETER TAYLOR
Investment Manager, GEM Equity Team                               Senior Investment Manager/Head of Corporate Governance

FIXED-INCOME MANAGEMENT TEAM

BRETT DIMENT                                                      MAX WOLMAN
Head of Emerging Market Debt                                      Portfolio Manager, Emerging Market Debt

KEVIN DALY                                                        ESTHER CHAN
Portfolio Manager, Emerging Market Debt                           Portfolio Manager, Emerging Market Debt

EDWIN GUTIERREZ
Portfolio Manager, Emerging Market Debt

                                   COMMENTARY

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

The investment objective of the Fund is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. There can be no assurance that the Fund's investment objective will be achieved, and the Fund may not be appropriate for all investors.

FUND RECAP

The Fund had a net asset value ("NAV") total return(1) of -7.71% and a market value total return(1) of -11.33% for the six months ended June 30, 2013, compared to the Fund's blended benchmark(2) total return of -8.33% over the same period. In addition to the benchmark, the Fund currently uses other indexes for comparative purposes. The total returns for the six months ended June 30, 2013, for these indices were as follows: the Barclays Capital Global Emerging Markets Index was -6.04% and the FTSE All World Emerging Market Index was -9.03%.

MARKET RECAP - EQUITY

Emerging market equities fell amid volatile trading over the half-year period ended June 30, 2013. An improving global backdrop, receding worries in Europe and liquidity influx from ultra-loose monetary policies in the developed world



--------
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

2 Blended benchmark consists of the following: JPMorgan Emerging Market Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets (32.5%); MSCI Global Emerging Markets Index (35.0%).

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2013


buoyed markets at first. However, that subsequently gave way to a broad sell-off in emerging market assets, as the prospect of the U.S. Federal Reserve (the "Fed") scaling back its bond purchases undermined sentiment. A sharp credit tightening in China compounded fear that already moderating growth could stall in the mainland. Markets recovered somewhat after Beijing helped selected lenders, but this failed to reverse the losses. Brazil and Turkey, which were among the worst-performing markets, were dragged lower by widespread anti-government protests.

MARKET RECAP - FIXED INCOME

Emerging market debt posted gains during the six months ending June 30, 2013. The European Central Bank ("ECB") announced its "outright monetary transactions" program, while the Fed decided to unleash further quantitative easing focused on purchasing mortgage-backed securities and Germany's constitutional court ratified the Eurozone bailout package. A surprise Italian parliamentary election result in February and the news of a Cyprus bailout at the end of March caused risk appetite to take a breather at the beginning of 2013. Poor employment figures in the U.S., however, caused U.S. Treasury yields to fall sharply in April, providing support for spread products.

Emerging market debt suffered a setback in May and June by increased rhetoric from the Fed that it will seek to "taper" its quantitative easing program toward the end of 2013. The announcement was motivated by increasingly positive signs of economic recovery in the U.S., and U.S. Treasury yields rose as a result, causing emerging market debt to suffer. Market concerns over a reversal in fund flows into the asset class, as well as a higher cost of financing for emerging market countries, led to a significant re-pricing across all segments of the asset class.

Over the six-month period, the JPMorgan Emerging Market Bond Index - Global Diversified declined by 7.8%, while the blended benchmark spread widened by 83bps to 341bps over U.S. Treasuries. High-yield credits outperformed investment-grade bonds, as some of the smaller countries in the index traded on more idiosyncratic rationales. Belize was the top performer as it bounced back and benefitted from the restructuring of its "superbond", while Ecuador, Pakistan and Jamaica also fared well. On the other hand, Egypt declined the most over the period as the country's economic and political problems came to the fore. Low-beta Latin American sovereigns also suffered, with Uruguay and Peru the stand-outs, as their long-end bonds sold off aggressively. The JPMorgan Global Bond Index - Emerging Market Diversified declined -7.8% during the period. Asia outperformed due to stronger relative performance from Malaysia; Latin America lagged due to poor bond and currency returns from Brazil, Peru and Colombia.

PERFORMANCE ANALYSIS - EQUITY

The equity portion of the Fund outperformed the MSCI Global Emerging Markets Index portion of the benchmark by 2.54% in U.S. dollar terms over the half-year period ended June 30, 2013. Both stock selection and asset allocation were positive.

Stock selection in Mexico contributed the most to relative return. Mexican airport operator OMA maintained its good performance on the back of higher passenger traffic and the successful roll out of non-aeronautical services. Femsa outperformed as its core Coca-Cola bottling business and convenience store subsidiary both performed well. The Fund's holdings in Korea also held up well, although the local stock market lagged its regional counterparts. Samsung Electronics rallied on the back of decent first-quarter results as it continued to gain traction in the global smartphone race. Meanwhile, hopes that Taiwanese companies would benefit from the economic recovery in the U.S. aided the Fund's holdings in Taiwan Mobile and TSMC, which contributed to stock selection. Stocks in India also aided relative performance of the Fund's portfolio. Hindustan Unilever was buoyed by robust earnings and the premium that its parent offered to increase its stake in the Indian subsidiary. Likewise, mortgage provider HDFC benefited from good annual results; loan growth increased sharply while spreads remained steady.

Against this, the Fund's holdings in South Africa and China detracted from relative return. South African fashion retailer Truworths detracted from relative performance as sluggish consumer demand weighed on the company's prospects. PetroChina's shares fell in tandem with others in the energy sector, which sold off because of negative sentiment on the back of softer-than-expected macroeconomic data. Not holding Chinese internet company Tencent also hurt the Fund's performance, as it posted robust first-quarter earnings that were driven by higher online games revenue and improved profitability of the e-commerce business.

From a country perspective, the non-benchmark exposure to Hong Kong was among the top contributors to relative return, as the Fund's holding in AIA benefited from healthy growth across its key markets. The overweight to the Philippines also bolstered performance, despite the recent profit-taking. Shares there were underpinned by healthy economic growth and the upgrade of the country's credit rating to investment grade status. Against this, the Fund's significant overweight to Brazil detracted from relative performance, as domestic equities and the Real came under pressure on the back of the emerging market sell-off, slowing economic growth and widespread protests. Indiscriminate selling there

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2013


weighed on the Fund's holdings in Vale, Petrobras and Bradesco. Vale was also hurt by lower iron ore prices and uncertainty over a revision of the country's mining code. Some of the losses, though, were mitigated by fuels and chemicals company Ultrapar, which gained from healthy earnings and a rating upgrade from Moody's, citing its solid business model and stable cash flows.

PERFORMANCE ANALYSIS - FIXED INCOME

The emerging market debt portion of the Fund outperformed its blended benchmark of both hard currency and local bonds by 174 bps and 51 bps, respectively.

Within the hard currency space, the Fund's overweight position in Russia was the key positive contributor to performance, helped by the Fund's allocation to quasi-sovereign and corporate credits. Overweight positions in Pakistan and Venezuela also added value to the Fund. An overweight position in Mexico detracted from performance as the portfolio added exposure to the Mexican homebuilder sector (which suffered from working capital issues during the first quarter of 2013). An underweight in Lebanon and overweight position in Honduras also detracted from Fund performance.

Within the local currency holdings, an underweight position in Peru benefitted the Fund as did a non-benchmark holding in Serbian treasury bills. An overweight position in Mexico was the main detractor from performance as was an overweight position in Indonesia and South Africa.

An important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Barclays Capital Emerging Markets Index, the FTSE All World Emerging Market Index and the components of the blended benchmark are not leveraged. Leverage had a negative impact on the performance of the Fund over this reporting period.

MARKET OUTLOOK - EQUITY

Emerging stock markets are expected to remain jittery in the short-term, as investors fret over the implications of the Fed's potential exit from loose monetary policy, China's slowing economy and the outlook for corporate earnings. Although emerging markets will not be immune from a further pullback, potential catalysts lie ahead. The Fed could reaffirm its quantitative easing commitment, given the tentative domestic recovery. Even if the U.S. central bank eventually ends its bond purchases, the news should largely be priced in since it has given ample notice of its intentions. Furthermore, the amount of liquidity still being supplied by other major central banks, particularly those in Europe and Japan, remain significant and should prove mitigating. Chinese policymakers, who recently relented somewhat from their hard-line stance, may also implement more measures to support growth.

The widespread sell-off in recent weeks may have revived memories of past corrections. Whether it sparks another global rout remains to be seen. Fundamentally, however, emerging markets (with a few exceptions) are in better shape to withstand economic shocks. Many are far less indebted than developed countries, having strengthened their fiscal and external finances following previous crises. In general, these countries are also supported by an expanding middle class and favourable demographics. Shares in emerging markets are trading at a wider discount to their developed-market peers after the recent pullback; we will be keen to pick up favoured stocks if valuations continue falling.

MARKET OUTLOOK - FIXED INCOME

It is difficult to assess how long this volatility will last. In the short term, sentiment will remain data-dependent, with much of the focus on the U.S. growth indicators. Fund flows--which often lag market movements--may continue as a negative driver until the market feels an appropriate equilibrium level has been found. From a medium- to long-term perspective, the fundamentals of emerging markets remain constructive. Balance sheets at a country, company and individual level remain in good shape, but may deteriorate on the margin as growth slows. Debt sustainability in emerging markets is expected to remain intact amid rising borrowing costs, with debt levels, on average, one-third of those in developed markets.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2013 (UNAUDITED)


     SHARES                                            DESCRIPTION                                            VALUE
---------------  ----------------------------------------------------------------------------------------  ------------
COMMON STOCKS - 47.4%

                 BRAZIL - 7.1%
        125,316  Banco Bradesco S.A., ADR ...............................................................  $  1,630,361
         22,000  Lojas Renner S.A........................................................................       630,121
         27,454  Multiplan Empreendimentos Imobiliarios S.A. (Preference Shares) ........................       639,919
         93,000  Petroleo Brasileiro S.A., ADR ..........................................................     1,363,380
         66,500  Souza Cruz S.A..........................................................................       821,061
         62,267  Ultrapar Participacoes S.A..............................................................     1,486,527
         84,104  Vale S.A., ADR .........................................................................     1,105,968
         21,842  Vale S.A., Preference Shares, ADR ......................................................       265,599
                                                                                                           ------------
                                                                                                              7,942,936
                                                                                                           ------------
                 CHILE - 0.7%
         32,728  Banco Santander Chile S.A., ADR ........................................................       800,200
                                                                                                           ------------
                 CHINA - 1.0%
      1,070,000  PetroChina Co., Ltd., Class H ..........................................................     1,138,147
                                                                                                           ------------
                 HONG KONG - 5.7%
        311,600  AIA Group Ltd...........................................................................     1,319,756
        208,500  China Mobile Ltd........................................................................     2,177,468
        202,000  Hang Lung Group Ltd.....................................................................     1,086,046
        640,000  Swire Pacific Ltd., B Shares ...........................................................     1,510,052
         89,600  Swire Properties Ltd....................................................................       265,125
                                                                                                           ------------
                                                                                                              6,358,447
                                                                                                           ------------
                 HUNGARY - 0.7%
          5,500  Richter Gedeon Nyrt ....................................................................       824,054
                                                                                                           ------------
                 INDIA - 6.0%
         20,000  GlaxoSmithKline Pharmaceuticals Ltd.....................................................       785,663
         13,000  Grasim Industries Ltd...................................................................       603,764
         23,000  Hero Honda Motors Ltd...................................................................       643,671
         93,000  Hindustan Unilever Ltd..................................................................       915,758
        110,500  Housing Development Finance Corp., Ltd..................................................     1,634,582
         20,000  ICICI Bank Ltd..........................................................................       360,370
         23,668  Infosys Technologies Ltd................................................................       995,251
        112,173  ITC Ltd.................................................................................       612,256
          7,428  UltraTech Cement Ltd....................................................................       234,621
                                                                                                           ------------
                                                                                                              6,785,936
                                                                                                           ------------
                 INDONESIA - 1.3%
      2,124,000  PT Astra International Tbk .............................................................     1,498,035
                                                                                                           ------------
                 ITALY - 1.1%
         30,600  Tenaris S.A., ADR ......................................................................     1,232,262
                                                                                                           ------------
                 KAZAKHSTAN - 0.0%
            376  BTA Bank JSC (b) .......................................................................             1
                                                                                                           ------------
                 MALAYSIA - 1.1%
        226,400  CIMB Group Holdings Berhad .............................................................       593,319
        120,000  Public Bank Berhad .....................................................................       647,951
                                                                                                           ------------
                                                                                                              1,241,270
                                                                                                           ------------


Page 6                   See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


     SHARES                                            DESCRIPTION                                            VALUE
---------------  ----------------------------------------------------------------------------------------  ------------
COMMON STOCKS - (CONTINUED)

                 MEXICO - 3.6%
         15,700  Fomento Economico Mexicano, S.A.B. de C.V., ADR ........................................  $  1,620,083
         40,000  Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR ..............................     1,047,200
        240,200  Grupo Financiero Banorte, S.A.B. de C.V., O Shares .....................................     1,434,810
                                                                                                           ------------
                                                                                                              4,102,093
                                                                                                           ------------
                 PHILIPPINES - 1.6%
      1,400,000  Ayala Land, Inc.........................................................................       985,185
        342,672  Bank of the Philippine Islands .........................................................       761,493
                                                                                                           ------------
                                                                                                              1,746,678
                                                                                                           ------------
                 POLAND - 0.8%
         20,000  Bank Pekao S.A..........................................................................       902,880
                                                                                                           ------------
                 RUSSIA - 1.9%
         25,500  LUKOIL, ADR ............................................................................     1,470,075
         10,600  Magnit OJSC ............................................................................       606,320
                                                                                                           ------------
                                                                                                              2,076,395
                                                                                                           ------------
                 SOUTH AFRICA - 2.5%
         43,610  Massmart Holdings Ltd...................................................................       791,020
         20,978  SABMiller PLC ..........................................................................     1,018,653
        119,729  Truworths International Ltd.............................................................     1,053,150
                                                                                                           ------------
                                                                                                              2,862,823
                                                                                                           ------------
                 SOUTH KOREA - 2.7%
          3,456  E-Mart Co., Ltd.........................................................................       608,254
          3,200  Samsung Electronics Co., Ltd., Preference Shares .......................................     2,476,949
                                                                                                           ------------
                                                                                                              3,085,203
                                                                                                           ------------
                 TAIWAN - 2.6%
        210,005  Taiwan Mobile Co., Ltd..................................................................       830,322
        561,954  Taiwan Semiconductor Manufacturing Co., Ltd.............................................     2,081,242
                                                                                                           ------------
                                                                                                              2,911,564
                                                                                                           ------------
                 THAILAND - 2.8%
        161,000  PTT Exploration and Production Public Co., Ltd..........................................       822,779
         67,200  Siam Cement Public (The) Co., Ltd.......................................................       992,346
        230,600  Siam Commercial Bank Public Co., Ltd....................................................     1,278,839
                                                                                                           ------------
                                                                                                              3,093,964
                                                                                                           ------------
                 TURKEY - 2.7%
        134,635  Akbank TAS .............................................................................       548,674
         40,444  Bim Birlesik Magazalar AS ..............................................................       876,528
        181,150  Haci Omer Sabanci Holding A.S...........................................................       953,322
        141,000  Turkiye Garanti Bankasi AS .............................................................       615,554
                                                                                                           ------------
                                                                                                              2,994,078
                                                                                                           ------------
                 UNITED KINGDOM - 1.5%
         19,000  BHP Billiton PLC .......................................................................       488,635
         56,608  Standard Chartered PLC .................................................................     1,228,625
                                                                                                           ------------
                                                                                                              1,717,260
                                                                                                           ------------
                 TOTAL COMMON STOCKS ....................................................................    53,314,226
                 (Cost $38,406,424)                                                                        ------------


                         See Notes to Financial Statements                Page 7

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


   PRINCIPAL
     VALUE
    (LOCAL                                                                       STATED         STATED         VALUE
   CURRENCY)                              DESCRIPTION                            COUPON        MATURITY    (US DOLLARS)
---------------  ------------------------------------------------------------  -----------   ------------  ------------
FOREIGN SOVEREIGN BONDS AND NOTES - 39.7%

                 BRAZIL - 4.5%
      9,689,000  Brazil Notas do Tesouro Nacional Series F (BRL) ............    10.00%        01/01/17    $  4,245,318
        370,000  Federal Republic of Brazil (BRL) ...........................     8.50%        01/05/24         153,382
        180,000  Brazilian Government International Bond (USD) ..............     7.13%        01/20/37         215,100
        400,000  Brazilian Government International Bond (USD) ..............     5.63%        01/07/41         400,000
                                                                                                           ------------
                                                                                                              5,013,800
                                                                                                           ------------
                 COLOMBIA - 0.1%
    130,000,000  Republic of Colombia (COP) .................................     7.75%        04/14/21          76,524
                                                                                                           ------------
                 COSTA RICA - 0.2%
        300,000  Republic of Costa Rica (USD) ...............................     4.25%        01/26/23         279,000
                                                                                                           ------------
                 CROATIA - 0.6%
        600,000  Croatia Government International Bond (USD) ................     6.63%        07/14/20         639,312
                                                                                                           ------------
                 DOMINICAN REPUBLIC - 0.4%
        200,000  Dominican Republic International Bond (USD) ................     7.50%        05/06/21         216,500
        110,000  Dominican Republic International Bond (USD) ................     5.88%        04/18/24         104,500
        118,000  Dominican Republic International Bond (USD) ................     8.63%        04/20/27         135,995
                                                                                                           ------------
                                                                                                                456,995
                                                                                                           ------------
                 GEORGIA - 0.3%
        350,000  Georgian Oil and Gas Corp. (USD) (c) .......................     6.88%        05/16/17         355,250
                                                                                                           ------------
                 HONDURAS - 0.6%
        840,000  Honduras Government International Bond (USD) (c) ...........     7.50%        03/15/24         726,600
                                                                                                           ------------
                 HUNGARY - 2.8%
    513,000,000  Hungary Government Bond (HUF) ..............................     6.75%        11/24/17       2,389,744
        820,000  Hungary Government Bond (USD) ..............................     4.13%        02/19/18         801,550
                                                                                                           ------------
                                                                                                              3,191,294
                                                                                                           ------------
                 INDONESIA - 1.6%
  4,000,000,000  Indonesian Treasury Bond (IDR) .............................    10.00%        07/15/17         453,906
  4,500,000,000  Indonesian Treasury Bond (IDR) .............................     7.00%        05/15/27         427,759
  2,000,000,000  Indonesian Treasury Bond (IDR) .............................     6.13%        05/15/28         174,985
  5,500,000,000  Indonesian Treasury Bond (IDR) .............................    10.50%        08/15/30         695,019
                                                                                                           ------------
                                                                                                              1,751,669
                                                                                                           ------------
                 IRAQ - 0.2%
        280,000  Republic of Iraq (USD) .....................................     5.80%        01/15/28         234,500
                                                                                                           ------------
                 IVORY COAST - 0.5%
        700,000  Ivory Coast Government International Bond (USD) ............     5.75%        12/31/32         579,250
                                                                                                           ------------
                 MALAYSIA - 1.1%
      3,900,000  Malaysia Government Bond (MYR) .............................     4.01%        09/15/17       1,259,776
                                                                                                           ------------
                 MEXICO - 3.5%
     36,500,000  Mexican Bonos (MXN) ........................................     7.50%        06/03/27       3,161,953
      4,000,000  Mexican Bonos (MXN) ........................................     7.75%        11/13/42         334,019
        400,000  Mexican Government International Bond (USD) ................     6.05%        01/11/40         438,000
                                                                                                           ------------
                                                                                                              3,933,972
                                                                                                           ------------


Page 8                   See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2013 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                       STATED         STATED         VALUE
   CURRENCY)                              DESCRIPTION                            COUPON        MATURITY    (US DOLLARS)
---------------  ------------------------------------------------------------  -----------   ------------  ------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                 MONGOLIA - 0.6%
        200,000  Development Bank of Mongolia (USD) .........................     5.75%        03/21/17    $    195,024
        300,000  Mongolia Government International Bond (USD) ...............     4.13%        01/05/18         280,500
        200,000  Mongolia Government International Bond (USD) ...............     5.13%        12/05/22         178,000
                                                                                                           ------------
                                                                                                                653,524
                                                                                                           ------------
                 NIGERIA - 1.7%
    295,000,000  Nigeria Government Bond (NGN) ..............................    15.10%        04/27/17       1,883,459
                                                                                                           ------------
                 PAKISTAN - 0.3%
        390,000  Islamic Republic of Pakistan (USD) .........................     6.88%        06/01/17         366,600
                                                                                                           ------------
                 PERU - 1.1%
      2,900,000  Peru Government Bond (PEN) .................................     7.84%        08/12/20       1,202,322
                                                                                                           ------------
                 ROMANIA - 1.0%
      1,020,000  Romania Government International Bond (USD) ................     6.75%        02/07/22       1,140,972
                                                                                                           ------------
                 RUSSIA - 2.9%
     50,000,000  Russian Foreign Bond (RUB) .................................     7.85%        03/10/18       1,590,260
     46,000,000  Russian Federal Bond - OFZ (RUB) ...........................     7.50%        02/27/19       1,423,139
      9,850,000  Russian Federal Bond - OFZ (RUB) ...........................     7.00%        01/25/23         290,207
                                                                                                           ------------
                                                                                                              3,303,606
                                                                                                           ------------
                 RWANDA - 0.2%
        200,000  Rwanda International Government Bond (USD) .................     6.63%        05/02/23         174,500
                                                                                                           ------------
                 SERBIA - 2.8%
        600,000  Republic of Serbia (USD) ...................................     5.25%        11/21/17         588,000
        850,000  Republic of Serbia (USD) ...................................     7.25%        09/28/21         878,688
        200,000  Republic of Serbia (USD) (c) ...............................     7.25%        09/28/21         206,750
    137,000,000  Serbia Treasury Bills (RSD) ................................      (d)         01/23/14       1,489,863
                                                                                                           ------------
                                                                                                              3,163,301
                                                                                                           ------------
                 SOUTH AFRICA - 3.4%
      7,600,000  South Africa Government Bond (ZAR) .........................    13.50%        09/15/15         884,283
      5,350,000  South Africa Government Bond (ZAR) .........................     8.25%        09/15/17         568,381
     16,970,000  South Africa Government Bond (ZAR) .........................    10.50%        12/21/26       2,084,218
      3,300,000  South Africa Government Bond (ZAR) .........................     7.00%        02/28/31         290,541
                                                                                                           ------------
                                                                                                              3,827,423
                                                                                                           ------------
                 SOUTH KOREA - 0.6%
     41,000,000  Export-Import Bank of Korea (INR) ..........................     6.00%        02/27/14         686,841
                                                                                                           ------------
                 TANZANIA - 0.6%
        680,000  Tanzania Government International Bond (USD) (e) ...........     6.45%        03/08/20         683,400
                                                                                                           ------------
                 TURKEY - 3.5%
        550,000  Turkey Government International Bond (USD) .................     6.25%        09/26/22         610,500
      3,400,000  Turkey Government Bond (TRY) ...............................     9.00%        01/27/16       1,811,324
      1,600,000  Turkey Government Bond (TRY) ...............................     6.30%        02/14/18         776,680
      1,300,000  Turkey Government Bond (TRY) ...............................     3.00%        02/23/22         745,549
                                                                                                           ------------
                                                                                                              3,944,053
                                                                                                           ------------


                         See Notes to Financial Statements                Page 9

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


   PRINCIPAL
     VALUE
    (LOCAL                                                                       STATED         STATED         VALUE
   CURRENCY)                              DESCRIPTION                            COUPON        MATURITY    (US DOLLARS)
---------------  ------------------------------------------------------------  -----------   ------------  ------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                 UNITED ARAB EMIRATES - 1.3%
      1,300,000  Dubai Government International Bond (USD) ..................     7.75%        10/05/20    $  1,504,750
                                                                                                           ------------
                 URUGUAY - 1.1%
     22,296,993  Uruguay Government International Bond, Inflation Adjusted
                    Bond (UYU) (f) ..........................................     5.00%        09/14/18       1,234,376
                                                                                                           ------------
                 VENEZUELA - 2.0%
      2,150,000  Venezuela Government International Bond (USD) ..............     5.75%        02/26/16       1,929,625
        380,000  Venezuela Government International Bond (USD) ..............     7.75%        10/13/19         317,300
                                                                                                           ------------
                                                                                                              2,246,925
                                                                                                           ------------
                 VIETNAM - 0.2%
        200,000  Vietnam Government International Bond (USD) ................     6.88%        01/15/16         212,000
                                                                                                           ------------
                 TOTAL FOREIGN SOVEREIGN BONDS AND NOTES ................................................    44,725,994
                 (Cost $46,388,917)                                                                        ------------

FOREIGN CORPORATE BONDS AND NOTES (g) - 14.6%

                 BRAZIL - 1.3%
        200,000  Banco do Estado do Rio Grande do Sul S.A. (USD) (c) ........     7.38%        02/02/22         205,750
        350,000  OAS Financial Ltd. (USD) ...................................     8.88%        12/29/49         339,500
        200,000  OAS Investments Gmbh (USD) (c) .............................     8.25%        10/19/19         197,500
        150,000  Odebrecht Finance Ltd. (USD) ...............................     7.50%        09/14/15         149,250
        200,000  U.S.J. Acucar e Alcool S.A. (USD) ..........................     9.88%        11/09/19         199,750
        370,000  Virgolino de Oliveira Finance Ltd. (USD) ...................    10.50%        01/28/18         334,850
                                                                                                           ------------
                                                                                                              1,426,600
                                                                                                           ------------
                 CHILE - 0.2%
        200,000  Saci Falabella (USD) .......................................     3.75%        04/30/23         182,500
                                                                                                           ------------
                 CHINA - 0.6%
        200,000  COSL Finance BVI Ltd. (USD) (c) ............................     3.25%        09/06/22         180,490
        300,000  Country Garden Holdings Co., Ltd. (USD) ....................    11.13%        02/23/18         327,000
        200,000  Yancoal International Resources Development Co.
                    Ltd. (USD) (c) ..........................................     5.73%        05/16/22         183,441
                                                                                                           ------------
                                                                                                                690,931
                                                                                                           ------------
                 DOMINICAN REPUBLIC - 0.3%
        350,000  AES Andres Dominicana/Itabo Dominicana (USD) ...............     9.50%        11/12/20         371,000
                                                                                                           ------------
                 EL SALVADOR - 0.4%
        450,000  Telemovil Finance Co., Ltd. (USD) ..........................     8.00%        10/01/17         478,125
                                                                                                           ------------
                 GUATEMALA - 0.4%
        400,000  Industrial Subordinated Trust (USD) ........................     8.25%        07/27/21         430,752
                                                                                                           ------------
                 INDIA - 0.3%
        400,000  Bharti Airtel International Netherlands B.V. (USD) (c) .....     5.13%        03/11/23         365,520
                                                                                                           ------------
                 INDONESIA - 0.5%
        440,000  Pertamina Persero PT (USD) .................................     4.30%        05/20/23         413,050
        150,000  Adaro Indonesia PT (USD) ...................................     7.63%        10/22/19         158,063
                                                                                                           ------------
                                                                                                                571,113
                                                                                                           ------------


Page 10                  See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


   PRINCIPAL
     VALUE
    (LOCAL                                                                       STATED         STATED         VALUE
   CURRENCY)                              DESCRIPTION                            COUPON        MATURITY    (US DOLLARS)
---------------  ------------------------------------------------------------  -----------   ------------  ------------
FOREIGN CORPORATE BONDS AND NOTES (g) (CONTINUED)

                 KAZAKHSTAN - 0.9%
        300,000  Kazakhstan Temir Zholy Finance B.V. (USD) (c) ..............     6.95%        07/10/42    $    305,640
        290,000  KazMunayGas National Co., JSC (USD) ........................     4.40%        04/30/23         269,700
        400,000  Zhaikmunai International B.V. (USD) (c) ....................     7.13%        11/13/19         403,000
                                                                                                           ------------
                                                                                                                978,340
                                                                                                           ------------
                 MEXICO - 1.1%
        350,000  BBVA Bancomer S.A. (USD) (c) ...............................     6.75%        09/30/22         376,250
        500,000  CEMEX Espana S.A. Luxembourg (USD) .........................     9.88%        04/30/19         542,500
        360,000  Tenedora Nemak S.A. de C.V. (USD) (c) ......................     5.50%        02/28/23         342,000
                                                                                                           ------------
                                                                                                              1,260,750
                                                                                                           ------------
                 MULTINATIONAL - 1.1%
     76,200,000  European Bank For Reconstruction & Development (INR) .......     5.25%        02/07/14       1,275,459
                                                                                                           ------------
                 NIGERIA - 0.3%
        350,000  Access Finance B.V. (USD) (c) ..............................     7.25%        07/25/17         345,108
                                                                                                           ------------
                 RUSSIA - 4.9%
        450,000  Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD) ............     7.88%        09/25/17         479,790
        200,000  Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD) ............     7.75%        04/28/21         207,000
        400,000  EuroChem Mineral & Chemical Co. OJSC (USD) (c) .............     5.13%        12/12/17         395,000
        230,000  Evraz Group S.A. (USD) .....................................     6.50%        04/22/20         207,575
        400,000  Metalloinvest Finance Ltd. (USD) ...........................     5.63%        04/17/20         368,000
        200,000  MTS International Funding Ltd. (USD) .......................     5.00%        05/30/23         192,500
        200,000  Russian Agricultural Bank OJSC Via RSHB Capital
                    S.A. (USD) ..............................................     7.75%        05/29/18         224,500
     86,400,000  Russian Railways Via RZD Capital PLC (RUB) .................     8.30%        04/02/19       2,640,155
        420,000  VimpelCom Holdings B.V. (USD) (c) ..........................     5.95%        02/13/23         392,427
        400,000  VTB Bank OJSC via VTB Capital S.A. (USD) ...................     6.88%        05/29/18         425,000
                                                                                                           ------------
                                                                                                              5,531,947
                                                                                                           ------------
                 TURKEY - 0.6%
        200,000  Arcelik AS (USD) (c) .......................................     5.00%        04/03/23         180,000
        200,000  Turkiye Sise Ve Cam Fabrikalari AS (USD) ...................     4.25%        05/09/20         183,000
        300,000  Yasar Holdings S.A. Via Willow No. 2 (USD) .................     9.63%        10/07/15         307,200
                                                                                                           ------------
                                                                                                                670,200
                                                                                                           ------------
                 UKRAINE - 1.5%
        350,000  Ferrexpo Finance PLC (USD) .................................     7.88%        04/07/16         324,755
        360,000  Metinvest B.V. (USD) .......................................    10.25%        05/20/15         365,400
        350,000  MHP S.A. (USD) .............................................    10.25%        04/29/15         364,003
        370,000  MHP S.A. (USD) (c) .........................................     8.25%        04/02/20         329,300
        360,000  Mriya Agro Holding PLC (USD) ...............................     9.45%        04/19/18         321,300
                                                                                                           ------------
                                                                                                              1,704,758
                                                                                                           ------------
                 UNITED ARAB EMIRATES - 0.2%
        200,000  Abu Dhabi National Energy Co. (USD) (c) ....................     3.63%        01/12/23         185,260
                                                                                                           ------------

                 TOTAL FOREIGN CORPORATE BONDS AND NOTES ................................................    16,468,363
                 (Cost $16,966,279)                                                                        ------------


                         See Notes to Financial Statements               Page 11

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


                                                       DESCRIPTION                                            VALUE
                 ----------------------------------------------------------------------------------------  ------------

                 TOTAL INVESTMENTS - 101.7% .............................................................  $114,508,583
                 (Cost $101,761,620)

                 OUTSTANDING LOAN - (5.1%) ..............................................................   (5,800,000)
                 NET OTHER ASSETS AND LIABILITIES - 3.4% ................................................     3,837,100
                                                                                                           ------------
                 NET ASSETS - 100.0% ....................................................................  $112,545,683
                                                                                                           ============


--------
(a) All of the securities within the Portfolio of Investments, except for the BTA Bank JSC common stock, are available to serve as collateral for the outstanding loans.
(b)   Non-income producing security.
(c) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the Fund's investment sub-advisor. At June 30, 2013, securities noted as such amounted to $5,675,286 or 5.04% of net assets.
(d)   Zero coupon bond.
(e) Floating rate security. The interest rate shown reflects the rate in effect at June 30, 2013.
(f) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(g) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the Fund's investment sub-advisor.
(h) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,088,160 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,341,197.


ADR   American Depositary Receipt


Currency Abbreviations
            BRL  Brazilian Real
            COP  Columbian Peso
            GBP  British Pound Sterling
            HKD  Hong Kong Dollar
            HUF  Hungarian Forint
            IDR  Indonesian Rupiah
            INR  Indian Rupee
            KRW  South Korean Won
            KZT  Kazakhstan Tenge
            MXN  Mexican Peso
            MYR  Malaysian Ringgit
            NGN  Nigerian Naira
            PEN  Peruvian New Sol
            PHP  Philippines Peso
            PLN  Polish Zloty
            RSD  Serbian Dinar
            RUB  Russian Ruble
            THB  Thailand Baht
            TRY  Turkish Lira
            TWD  Taiwan New Dollar
            USD  United States Dollar
            UYU  Uruguayan Peso
            ZAR  South African Rand


Page 12                  See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                 ASSETS TABLE
                                                                                        LEVEL 2         LEVEL 3
                                                       TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                     VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                          6/30/2013         PRICES           INPUTS           INPUTS
                                                   ------------     ------------     ------------     ------------
Common Stocks:
     Brazil.....................................   $  7,942,936     $  7,942,936     $         --     $         --
     Chile......................................        800,200          800,200               --               --
     China......................................      1,138,147        1,138,147               --               --
     Hong Kong..................................      6,358,447        6,358,447               --               --
     Hungary....................................        824,054          824,054               --               --
     India......................................      6,785,936        6,785,936               --               --
     Indonesia..................................      1,498,035        1,498,035               --               --
     Italy......................................      1,232,262        1,232,262               --               --
     Kazakhstan.................................              1               --                1               --
     Malaysia...................................      1,241,270        1,241,270               --               --
     Mexico.....................................      4,102,093        4,102,093               --               --
     Philippines................................      1,746,678        1,746,678               --               --
     Poland.....................................        902,880          902,880               --               --
     Russia.....................................      2,076,395        2,076,395               --               --
     South Africa...............................      2,862,823        2,862,823               --               --
     South Korea................................      3,085,203        3,085,203               --               --
     Taiwan.....................................      2,911,564        2,911,564               --               --
     Thailand...................................      3,093,964        3,093,964               --               --
     Turkey.....................................      2,994,078        2,994,078               --               --
     United Kingdom.............................      1,717,260        1,717,260               --               --
                                                   ------------     ------------     ------------     ------------
     Total Common Stocks........................     53,314,226       53,314,225                1               --
                                                   ------------     ------------     ------------     ------------
Foreign Sovereign Bonds and Notes*..............     44,725,994               --       44,725,994               --
Foreign Corporate Bonds and Notes*..............     16,468,363               --       16,468,363               --
                                                   ------------     ------------     ------------     ------------
Total Investments...............................    114,508,583       53,314,225       61,194,358               --
Forward Foreign Currency Contracts**............        315,246               --          315,246               --
                                                   ------------     ------------     ------------     ------------
Total...........................................   $114,823,829     $ 53,314,225     $ 61,509,604     $         --
                                                   ============     ============     ============     ============

                                               LIABILITIES TABLE
                                                                                       LEVEL 2          LEVEL 3
                                                       TOTAL           LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                     VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                     6/30/2013         PRICES           INPUTS           INPUTS
                                                   ------------     ------------     ------------     ------------
Forward Foreign Currency Contracts**............   $    (39,930)    $         --     $    (39,930)    $         --
                                                   ============     ============     ============     ============

*  See the Portfolio of Investments for country breakout.
** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of June 30, 2013, the Fund transferred common stocks valued at $34,006,927 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.


                         See Notes to Financial Statements               Page 13

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


CURRENCY EXPOSURE                     % OF TOTAL
DIVERSIFICATION                      INVESTMENTS +
USD                                     48.8%
HKD                                      6.5
INR                                      6.5
BRL                                      6.4
ZAR                                      5.7
IDR                                      4.2
TRY                                      2.8
MYR                                      2.7
THB                                      2.7
KRW                                      2.7
TWD                                      2.5
MXN                                      2.3
PHP                                      1.5
RSD                                      1.3
GBP                                      1.1
PLN                                      0.8
PEN                                      0.8
COP                                      0.5
HUF                                      0.4
UYU                                      0.3
NGN                                      0.2
KZT                                      0.0 ++
RUB                                     (0.7)
----------------------------------------------
     Total                             100.0%
                                       ======


+    The weightings include the impact of currency forwards.
++   Amount is less than 0.1%.


Page 14                  See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
JUNE 30, 2013 (UNAUDITED)


                                      FORWARD FOREIGN CURRENCY CONTRACTS
                             ----------------------------------------------------------
                                                                            PURCHASE          SALE
                                                                           VALUE AS OF     VALUE AS OF      UNREALIZED
 SETTLEMENT                         AMOUNT                AMOUNT            JUNE 30,        JUNE 30,       APPRECIATION
    DATE      COUNTERPARTY      PURCHASED (a)            SOLD (a)             2013            2013        (DEPRECIATION)
-----------   ------------   --------------------   -------------------   -------------   -------------   --------------
 07/19/13         BAR        ZAR        1,504,000   USD         153,750   $     151,669   $     153,750   $      (2,081)
 07/19/13         RBS        HUF      112,500,000   USD         494,991         495,383         494,991             392
 09/05/13         JPM        IDR      671,413,000   USD          64,821          67,055          64,821           2,234
 09/05/13         RBS        IDR      963,917,000   USD          94,530          96,268          94,530           1,738
 09/05/13         UBS        INR       43,181,000   USD         717,686         717,760         717,686              74
 07/19/13         RBS        TRY          882,000   USD         486,926         455,781         486,926         (31,145)
 07/19/13         GSI        USD          189,399   ZAR       1,737,000         189,399         175,166          14,233
 07/19/13         JPM        USD          452,691   RUB      14,308,890         452,691         433,824          18,867
 07/19/13         RBS        USD          565,275   TRY       1,050,000         565,275         542,596          22,679
 09/05/13         RBS        USD          711,056   INR      43,181,000         711,056         717,760          (6,704)
 09/05/13         RBS        USD          922,441   BRL       1,941,000         922,441         857,459          64,982
 09/05/13         JPM        USD           76,848   COP     149,470,000          76,848          76,848              --
 07/19/13         JPM        USD        1,575,890   HUF     357,827,000       1,575,890       1,575,656             234
 09/05/13         RBS        USD        1,927,443   IDR  19,279,246,000       1,927,443       1,925,451           1,992
 07/19/13         RBS        USD          374,936   MXN       4,763,000         374,936         366,879           8,057
 09/05/13         RBS        USD        3,825,500   RUB     122,372,000       3,825,500       3,677,679         147,821
 07/19/13         GSI        USD          487,724   TRY         882,000         487,724         455,781          31,943
                                                                                                           ------------
Net unrealized appreciation (depreciation).............................................................    $    275,316
                                                                                                           ============


(a) Please see Portfolio of Investments for currency descriptions.


Counterparty Abbreviations:
     BAR   Barclays Bank
     GSI   Goldman Sachs International
     JPM   JPMorgan Chase
     RBS   Royal Bank of Scotland
     UBS   UBS


                         See Notes to Financial Statements               Page 15

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2013 (UNAUDITED)


ASSETS:
Investments, at value
    (Cost $101,761,620)........................................................................      $114,508,583
Cash...........................................................................................         1,501,463
Foreign currency (Cost $20,379)................................................................            20,041
Unrealized appreciation on forward foreign currency contracts..................................           315,246
Receivables:
   Interest....................................................................................         1,307,210
   Investment securities sold..................................................................         1,198,484
   Dividends...................................................................................           138,078
Prepaid expenses...............................................................................            15,254
                                                                                                     ------------
      Total Assets.............................................................................       119,004,359
                                                                                                     ------------

LIABILITIES:
Outstanding loan...............................................................................         5,800,000
Unrealized depreciation on forward foreign currency contracts..................................            39,930
Payables:
   Deferred Thailand capital gains tax.........................................................           212,202
   Custodian fees..............................................................................           146,748
   Investment advisory fees....................................................................            99,836
   Investment securities purchased.............................................................            76,984
   Audit and tax fees..........................................................................            30,031
   Administrative fees.........................................................................            15,183
   Legal fees..................................................................................            10,348
   Deferred Indonesian capital gains tax.......................................................             9,325
   Transfer agent fees.........................................................................             7,366
   Printing fees...............................................................................             5,697
   Interest and fees on loan...................................................................             1,351
   Financial reporting fees....................................................................               771
   Trustees' fees and expenses.................................................................               697
Other liabilities..............................................................................             2,207
                                                                                                     ------------
      Total Liabilities........................................................................         6,458,676
                                                                                                     ------------
NET ASSETS.....................................................................................      $112,545,683
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 97,410,376
Par value......................................................................................            53,278
Accumulated net investment income (loss).......................................................          (392,709)
Accumulated net realized gain (loss) on investments, forward foreign currency
  contracts and foreign currency transactions..................................................         2,717,084
Net unrealized appreciation (depreciation) on investments, forward foreign
  currency contracts and foreign currency translation..........................................        12,757,654
                                                                                                     ------------
NET ASSETS.....................................................................................      $112,545,683
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      21.12
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         5,327,785
                                                                                                     ============


Page 16                  See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2013 (UNAUDITED)


INVESTMENT INCOME:
Interest (net of foreign withholding tax of $5,543)............................................      $  2,461,894
Dividends (net of foreign withholding tax of $82,138)..........................................           784,465
Other..........................................................................................            21,569
                                                                                                     ------------
   Total investment income.....................................................................         3,267,928
                                                                                                     ------------

EXPENSES:
Investment advisory fees.......................................................................           645,608
Custodian fees.................................................................................            95,154
Administrative fees............................................................................            77,811
Interest and fees on loan......................................................................            41,860
Audit and tax fees.............................................................................            29,216
Printing fees..................................................................................            21,183
Transfer agent fees............................................................................            17,858
Legal fees.....................................................................................            14,600
Trustees' fees and expenses....................................................................            10,784
Financial reporting fees.......................................................................             4,625
Other..........................................................................................            83,033
                                                                                                     ------------
   Total expenses..............................................................................         1,041,732
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         2,226,196
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         2,918,675
   Forward foreign currency contracts..........................................................           180,957
   Foreign currency transactions...............................................................          (288,278)
                                                                                                     ------------
Net realized gain (loss).......................................................................         2,811,354
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................       (15,071,758)
   Forward foreign currency contracts..........................................................           180,254
   Foreign currency translation................................................................           (58,765)
Net change in deferred Thailand capital gains tax..............................................            60,308
Net change in deferred Indonesian capital gains tax............................................            34,112
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................       (14,855,849)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................       (12,044,495)
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $ (9,818,299)
                                                                                                     ============


                         See Notes to Financial Statements               Page 17

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        SIX MONTHS
                                                                                           ENDED             YEAR
                                                                                         6/30/2013          ENDED
                                                                                        (UNAUDITED)       12/31/2012
                                                                                      --------------    --------------

OPERATIONS:
Net investment income (loss).....................................................     $    2,226,196    $    4,774,944
Net realized gain (loss).........................................................          2,811,354         1,919,847
Net change in unrealized appreciation (depreciation).............................        (14,855,849)       18,683,992
                                                                                      --------------    --------------
Net increase (decrease) in net assets resulting from operations..................         (9,818,299)       25,378,783
                                                                                      --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................................................         (2,450,781)       (4,677,795)
Net realized gain................................................................         (1,278,669)       (2,781,104)
                                                                                      --------------    --------------
Total distributions to shareholders..............................................         (3,729,450)       (7,458,899)
                                                                                      --------------    --------------
Total increase (decrease) in net assets..........................................        (13,547,749)       17,919,884


NET ASSETS:
Beginning of period..............................................................        126,093,432       108,173,548
                                                                                      --------------    --------------
End of period....................................................................     $  112,545,683    $  126,093,432
                                                                                      ==============    ==============
Accumulated net investment income (loss) at end of period........................     $     (392,709)   $     (168,124)
                                                                                      ==============    ==============

COMMON SHARES:
Common Shares at end of period...................................................          5,327,785         5,327,785
                                                                                      ==============    ==============


Page 18                  See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2013 (UNAUDITED)


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................      $   (9,818,299)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................         (34,312,346)
      Sales, maturities and paydowns of investments.............................          35,148,265
      Net realized gain/loss on foreign currency transactions...................             276,517
      Net amortization/accretion of premiums/discounts on investments...........             (71,676)
      Net realized gain/loss on investments.....................................          (2,918,675)
      Net change in unrealized appreciation/depreciation on forward
         foreign currency contracts.............................................            (180,254)
      Net change in unrealized appreciation/depreciation on investments.........          15,071,758
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable...........................................             (69,658)
      Increase in dividends receivable..........................................             (86,927)
      Increase in prepaid expenses..............................................             (11,607)
      Decrease in interest and fees on loan payable.............................              (9,600)
      Decrease in investment advisory fees payable..............................             (11,190)
      Decrease in audit and tax fees payable....................................             (28,212)
      Increase in legal fees payable............................................               7,626
      Decrease in printing fees payable.........................................              (7,563)
      Increase in administrative fees payable...................................               5,469
      Increase in custodian fees payable........................................              95,154
      Increase in transfer agent fees payable...................................               3,777
      Increase in trustees' fees and expenses payable...........................                 689
      Decrease in deferred Thailand capital gains tax...........................             (60,308)
      Decrease in Indonesian capital gains tax..................................             (20,130)
      Decrease in deferred Indonesian capital gains tax.........................             (34,112)
      Decrease in other liabilities.............................................              (7,222)
                                                                                      --------------

CASH PROVIDED BY OPERATING ACTIVITIES...........................................                        $    2,961,476
                                                                                                        --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net realized gain...............          (1,278,669)
      Distributions to Common Shareholders from net investment income...........          (2,450,781)
                                                                                      --------------

CASH USED IN FINANCING ACTIVITIES...............................................                            (3,729,450)
                                                                                                        --------------
Decrease in cash (a)............................................................                              (767,974)
Cash and foreign currency at beginning of period................................                             2,289,478
                                                                                                        --------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD......................................                        $    1,521,504
                                                                                                        ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                        $       51,460
                                                                                                        ==============

---------------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(10,904).


                         See Notes to Financial Statements               Page 19

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                          SIX MONTHS
                                             ENDED          YEAR           YEAR           YEAR           YEAR           YEAR
                                           6/30/2013        ENDED          ENDED          ENDED          ENDED          ENDED
                                          (UNAUDITED)    12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                         -------------  -------------  -------------  -------------  -------------  -------------
Net asset value, beginning of period       $   23.67      $   20.30      $   22.77      $   19.76      $   12.87      $   21.69
                                           ---------      ---------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    0.42           0.90           0.98           0.97           1.01           1.09 (a)
Net realized and unrealized gain (loss)        (2.27)          3.87          (2.05)          3.41           7.16          (8.37)
                                           ---------      ---------      ---------      ---------      ---------      ---------
Total from investment operations               (1.85)          4.77          (1.07)          4.38           8.17          (7.28)
                                           ---------      ---------      ---------      ---------      ---------      ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                          (0.46)         (0.88)         (0.74)         (0.83)         (0.81)         (1.08)
Net realized gain                              (0.24)         (0.52)         (0.66)         (0.57)            --          (0.10)
Return of capital                                 --             --             --             --          (0.63)         (0.38)
                                           ---------      ---------      ---------      ---------      ---------      ---------
Total distributions to Common
   Shareholders                                (0.70)         (1.40)         (1.40)         (1.40)         (1.44)         (1.56)
                                           ---------      ---------      ---------      ---------      ---------      ---------
Capital share repurchases                         --             --             --           0.03           0.16           0.02
                                           ---------      ---------      ---------      ---------      ---------      ---------
Net asset value, end of period             $   21.12      $   23.67      $   20.30      $   22.77      $   19.76      $   12.87
                                           =========      =========      =========      =========      =========      =========
Market value, end of period                $   18.91      $   22.05      $   17.82      $   21.32      $   18.04      $   10.25
                                           =========      =========      =========      =========      =========      =========
TOTAL RETURN BASED ON NET ASSET VALUE (b)      (7.71)%        24.36%         (4.18)%        23.29%         69.25%        (33.94)%
                                           =========      =========      =========      =========      =========      =========
TOTAL RETURN BASED ON MARKET VALUE (b)        (11.33)%        32.02%        (10.17)%        26.45%         94.01%        (41.48)%
                                           =========      =========      =========      =========      =========      =========
-----------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $ 112,546      $ 126,093      $ 108,174      $ 121,338      $ 106,717      $  75,365
Ratio of total expenses to average net
   assets                                       1.69% (c)      1.78%        1.68%            1.76%          2.11%          2.00%
Ratio of total expenses to average net
   assets excluding interest expense            1.62% (c)      1.70%        1.61%            1.62%          1.80%          1.60%
Ratio of net investment income (loss) to
   average net assets                           3.61% (c)      4.04%        4.47%            4.55%          6.11%          5.73%
Portfolio turnover rate                           55%            49%          51%              87%            66%            64%
INDEBTEDNESS:
Total loan outstanding (in 000's)          $   5,800      $   5,800      $ 5,800        $   5,800      $   5,800      $  13,500
Asset coverage per $1,000 of
   indebtedness (d)                        $  20,404      $  22,740      $19,651        $  21,920      $  19,399      $   6,583
-----------------------

(a)  Based on average shares outstanding.
(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(c)  Annualized.
(d) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.


Page 20                  See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2013 (UNAUDITED)


                                1. ORGANIZATION

First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 16, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEO on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of total return. The Fund pursues its objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

    Bonds, notes and other debt securities not traded in an organized market are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

     1) benchmark yields;
     2) reported trades;
     3) broker/dealer quotes;
     4) issuer spreads;
     5) benchmark securities;
     6) bids and offers; and
     7) reference data including market research publications.

    Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

    Securities traded in an over-the-counter market are valued at their closing bid prices.

    Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent pricing service.

    Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretions of discounts.

In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust" or the "Advisor") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2013 (UNAUDITED)


of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

      1) the fundamental business data relating to the issuer or economic data relating to the country of issue;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)  the type, size and cost of security;
      4) the financial statements of the issuer, or the financial condition of the country of issue;
      5) the credit quality and cash flow of the issuer, or country of issue, based on the Sub-Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
      8)  the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
     11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);
     12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
     13)  other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to the following:

      1)  the type of security;
      2)  the size of the holding;
      3)  the initial cost of the security;
      4)  transactions in comparable securities;
      5)  price quotes from dealers and/or pricing services;
      6)  relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)  an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the equity securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)  ADR trading of similar securities;
      3)  closed-end fund trading of similar securities;
      4)  foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)  factors relating to the event that precipitated the pricing problem;
      7)  whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

    o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
    o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
             o Quoted prices for similar investments in active markets.
             o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
             o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
             o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
    o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of June 30, 2013, is included with the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2013 (UNAUDITED)


B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At June 30, 2013, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation/(depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain
(loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the six months ended June 30, 2013, the amount of notional values of forward foreign currency contracts opened and closed were $43,552,885 and $39,574,800, respectively.

D. Offsetting on the Statement of Assets and Liabilities:

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years.

The Fund adopted the disclosure requirement on netting for the current reporting period. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

At June 30, 2013, derivative assets and liabilities (by type) on a gross basis are as follows:

                                                                         Net Amounts
                                                   Gross Amounts          of Assets
                                                   Offset in the       Presented in the                   Collateral
                             Gross Amounts of   Statement of Assets  Statement of Assets     Financial     Amounts
                             Recognized Assets    and Liabilities      and Liabilities      Instruments    Received      Net Amount
                             -----------------  -------------------  --------------------   -----------  ------------   ------------
Forward Currency Contracts*    $   315,246          $     --            $    315,246         $      --    $      --      $  315,246

                                                                         Net Amounts
                                                   Gross Amounts        of Liabilities
                             Gross Amounts of      Offset in the       Presented in the                   Collateral
                                Recognized      Statement of Assets  Statement of Assets     Financial     Amounts
                                Liabilities       and Liabilities      and Liabilities      Instruments    Pledged       Net Amount
                             -----------------  -------------------  --------------------   -----------  ------------   ------------
Forward Currency Contracts*    $   (39,930)         $     --            $    (39,930)        $      --    $      --      $  (39,930)



* The respective counterparties for each contract are disclosed in the Schedule of Forward Foreign Currency Contracts.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2013 (UNAUDITED)


E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended December 31, 2012, was as follows:

Distributions paid from:
Ordinary income.................................      $    4,885,579
Long-term capital gains.........................           2,573,320

As of December 31, 2012, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................      $    1,191,872
Undistributed capital gains.....................             750,397
                                                      --------------
Total undistributed earnings....................           1,942,269
Accumulated capital and other losses............            (266,715)
Net unrealized appreciation (depreciation) .....          27,336,548
                                                      --------------
Total accumulated earnings (losses).............          29,012,102
Other...........................................            (382,324)
Paid-in capital.................................          97,463,654
                                                      --------------
Net assets......................................      $  126,093,432
                                                      ==============

G. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in "Net change in unrealized appreciation (depreciation)" on the Statement of Operations. The capital gains tax paid on securities sold is included in "Other" expenses on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2013 (UNAUDITED)


At December 31, 2012, the Fund had no capital loss carryforward for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2012, the Fund intends to elect to defer net realized ordinary losses of $266,715 incurred from November 1, 2012 through December 31, 2012.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of December 31, 2012, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended June 30, 2013, were $34,389,330 and $36,346,749, respectively.

                                 5. BORROWINGS

The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $20,000,000. As of June 30, 2013, the Fund had one loan outstanding under the revolving credit facility totaling $5,800,000. For the six months ended June 30, 2013, the average amount outstanding was $5,800,000. The high and low annual interest rates during the six months ended June 30, 2013 were 1.16% and 1.09%,

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2013 (UNAUDITED)


respectively, and the weighted average interest rate was 1.11%. The interest rate at June 30, 2013 was 1.09%. The Fund pays a commitment fee of 0.15% (or 0.30% if loan balance drops below 40% of total commitment) per year, which is included in "Interest and fees on loan" on the Statement of Operations.


                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2013 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2013 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend Income Fund), First Trust High Income Long/Short Fund and First Trust Energy Infrastructure Fund was held on April 17, 2013 (the "Annual Meeting"). At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielsen were elected by the Common Shareholders of the First Trust/Aberdeen Emerging Opportunity Fund as Class III Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 4,970,317, the number of votes against was 48,935 and the number of abstentions was 308,533. The number of votes cast in favor of Mr. Nielsen was 4,967,265, the number of votes against was 51,987 and the number of abstentions was 308,533. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Aberdeen Asset Management Inc. (the "Sub-Advisor"), at a meeting held on June 9-10, 2013. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2013 (UNAUDITED)


The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor provides services to another closed-end fund sub-advised by the Sub-Advisor and certain separately managed accounts with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges the same advisory fee rate to the Fund and the other closed-end fund sub-advised by the Sub-Advisor and a lower advisory fee rate to the separately managed accounts. The Board noted the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not manage any other funds directly comparable to the Fund, but that the sub-advisory fee rate is the same as that received from the Advisor for the other closed-end fund for which it serves as sub-advisor, and is generally lower than or equal to the fees the Sub-Advisor charges to the other North American closed-end fixed income funds and a separate account with a global bond mandate that it manages. In addition, the Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups included only two overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) most peer funds do not use leverage; (iii) none of the peer funds employ an advisor/sub-advisor management structure; and (iv) many of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. The Board also noted that excise taxes paid by the Fund in 2012 affected the Fund's expense ratio relative to its peers. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was below the median of the Lipper peer group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to a performance peer universe selected by Lipper and to a blended benchmark. In reviewing the Fund's performance as compared to the performance of the Lipper performance peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 28, 2013 and an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period and considered factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a substantial factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board considered the Sub-Advisor's representation that because it manages the Fund in a similar fashion to other accounts it is able to achieve economies of scale through relationships with brokers, administrative systems and other operational efficiencies and that while it expects operating costs in general to continue to rise, it continues to expect to experience the benefits of economies of scale. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including that the Sub-Advisor may enter into soft dollar and commission sharing arrangements, and considered a summary of such arrangements.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2013 (UNAUDITED)


Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond and equity portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 80% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in equity or fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FIXED-INCOME SECURITIES RISK: Debt securities, including high-yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. ISSUER RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                           JUNE 30, 2013 (UNAUDITED)


CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers.

Investments in debt instruments of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                      This Page Left Blank Intentionally.

FIRST TRUST



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187


INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103


ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 12. EXHIBITS.

   (a)(1)  Not applicable.

   (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
           Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3)  Not applicable.

   (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
           Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust/Aberdeen Emerging Opportunity Fund
                -----------------------------------------------------------

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  August 9, 2013
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  August 9, 2013
     ---------------------

By (Signature and Title)*       /s/ James M. Dykas
                                ------------------------------------------------
                                James M. Dykas, Treasurer,
                                Chief Financial Officer and
                                Chief Accounting Officer
                                (principal financial officer)

Date  August 9, 2013
     ---------------------

* Print the name and title of each signing officer under his or her signature.